Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes
Income Taxes

10.                               Income Taxes

Antigua and Barbuda

Under the current laws of Antigua and Barbuda, the Company is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the Company to its shareholders, no Antigua and Barbuda withholding tax will be imposed.

Hong Kong

Under the Hong Kong tax laws, Sinovac Hong Kong is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

China

Sinovac Beijing, Tangshan Yian, Sinovac R&D and Sinovac Dalian are subject to income taxes in China on their taxable income as reported in their statutory accounts at a tax rate in accordance with the relevant income tax laws applicable to foreign investment enterprises. Income tax returns filed by the Company and its active subsidiaries that are subject to examination are Sinovac Beijing and Tangshan Yian for the years since 2004 and Sinovac R&D and Sinovac Dalian for the years since 2010.

On January 1, 2008, “The Law of the People’s Republic of China on Enterprise Income Tax” (the “Enterprise Income Tax Law”) became effective. This Enterprise Income Tax Law eliminated the previous preferential tax treatment that was available to the foreign invested enterprises (“FIEs”) but provided grandfathering of the preferential tax treatment currently enjoyed by the FIEs.  Under the Enterprise Income Tax Law, both domestic companies and FIEs are subject to a unified income tax rate of 25%. Sinovac Beijing reconfirmed its “High and New Technology Enterprise” (“HNTE”) status according to the new criteria and obtained the certificate on September 19, 2011. Sinovac Beijing qualifies for preferential income tax rate of 15% from 2011 to 2014.  The income tax rate will need to be reviewed every three years thereafter depending on whether or not Sinovac Beijing is in compliance with the HNTE criteria. Tangshan Yian is subject to a 25% income tax rate. The unified income tax rate of 25% is also applicable to Sinovac R&D and Sinovac Dalian until they obtain HNTE certificates.

The Enterprise Income Tax Law provides that, if an enterprise incorporated outside the PRC has its ‘‘de facto management organization’’ located within the PRC, such enterprise may be recognized as a PRC tax resident enterprise and thus may be subject to enterprise income tax at the rate of 25% on its worldwide income. Under the Implementation Rules of the Enterprises Income Tax Law, ‘‘de facto management organization’’ means the organization which is essentially in charge of overall management and control with respect to the operation, personnel, books and accounts, and assets of the enterprise in question. As substantially all members of the management continue to be located in the PRC, the Company and its Hong Kong subsidiary may be deemed a PRC tax resident enterprise and therefore be subject to an enterprise income tax rate of 25% on its worldwide income. The dividends that the Company receives from its PRC subsidiaries would be exempt from PRC withholding tax but be subject to income tax at 25% if the Company is recognized as a PRC tax resident. However, the administration of laws and regulations in China is subject to a certain degree of discretion by the government authorities. In practice, the risk of Sinovac Hong Kong being deemed as a PRC tax resident is remote under the prevailing tax laws and regulations.

Pursuant to the arrangement between Hong Kong and PRC for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion With Respect To Taxes on Income, dividends paid by a mainland PRC tax resident company to a Hong Kong tax resident company may be taxed in the PRC if the beneficial owner of the dividends is a resident of Hong Kong, the tax so charged shall not exceed 10% of the gross amount of the dividend or 5% of the gross amount of the dividend when the beneficial owner is a company directly owns at least 25% of the capital of the company which pays the dividends.

According to Guoshuihan [2009] No. 601 (“Circular 601”), the beneficial owners means persons who possess ownership and right of control on their proceeds or rights or properties generated from such proceeds. The beneficial owners generally engage in substantive operation activities whereas agents and conduit companies for tax evasion purposes are not beneficial owners. Circular 601 sets out several key factors for determining the existence of substantive operation activities, such as size of assets, number of employees, size of business and effective control over the shares. The tax authority determines if an applicant satisfies the definition of a beneficial owner by applying the substance over form principle. However, due to the lack of specific guidance on the execution of the substance over form principle in practice, the qualification of a beneficial owner is subject to the in-charge tax authority’s judgement and discretion.

In addition, whether the favourable rate will be applicable to dividends received by a Hong Kong company from its PRC subsidiaries is subject to the approval of the PRC tax authority in-charge which has the discretion to assess whether a recipient of the PRC-sourced income is only an agent or a conduit, or lacks the requisite amount of business substance, in which case the application of the tax arrangement may be denied. In May 2012, Sinovac Hong Kong was granted by the in-charge tax bureau the status of 5% withholding tax on dividends declared by Sinovac Beijing for three years from 2012 to 2014.However, the higher level tax bureau has the authority to re-assess the approval of the preferential dividend withholding tax rate granted by the in-charge tax bureau. It is uncertain if the higher level tax bureau will re-assess the approval granted by the in-charge tax bureau, or if the higher level tax bureau will agree with the approval issued by the in-charge tax bureau when a re-assessment is conducted. If Sinovac Hong Kong had not been subject to the preferential tax rate of 5%, the recovery of withholding tax expenses would have been decreased by approximately $867 for the year ended December 31, 2012. Basic and diluted loss per common share would have been increased by approximately ($0.02) for the year ended December 31, 2012. On January 18, 2012, the withholding tax on dividends declared to Sinovac Hong Kong with amount of $865 was paid.

The Company was incorporated in Antigua and Barbuda, and has historically been involved in a number of business combinations and significant financing. As a result, the Company could be involved in various investigations, claims and tax reviews that arise in the ordinary course of business activities.

The Company’s income (loss) before income tax consists of:

	For the year ended December 31,
	2011	2012	2013

Non - PRC	$(301)	$(527)	$(65)
PRC	4,968	(19,106)	8,210
Total	$4,667	$(19,633)	$8,145

Income taxes are attributed to the operations in China and consist of:

	For the year ended December 31,
	2011	2012	2013

Current	$(2,221)	$867	$—
Deferred	(2,845)	17	2,225
Total income tax benefit (expense)	$(5,066)	$884	$2,225

The following is a reconciliation of total income tax benefit (expense) to the amount computed by applying the PRC income tax rate of 25% for the year ended December 31, 2011, 2012 and 2013:

	For the year ended December 31,
	2011	2012	2013
Income (loss) before income tax expense and non-controlling interests	4,667	(19,633)	8,145
Income tax expense at PRC statutory rate	(1,167)	4,909	(2,036)
International tax rate differential	(300)	(40)	(16)
Other adjustments	(290)	59	228
Permanent differences	(207)	1051	387
Effect of preferential tax treatment	1,225	(648)	1,573
Change in valuation allowance	(4,327)	(5,314)	2,089
Effect of withholding tax at 5% on the distributable profits of the Company’s PRC subsidiaries	—	867	—
Income tax benefit (expense)	$(5,066)	$884	$2,225

The tax effects of temporary differences that give rise to the Company’s deferred tax assets are as follow:

	December 31,	December 31,
	2012	2013
Accrued expenses	$1,744	$1,982
Inventories	649	729
Tax losses carried forward	$10,315	$10,545
Less: valuation allowance	(12,708)	(10,654)
Deferred tax assets, current portion	—	2,602

Fixed assets	940	576
Less: valuation allowance	(494)	(459)
Deferred tax assets, non-current portion	$446	$117

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible or utilized. The Company considers projected future taxable income and tax planning strategies in making this assessment. Based upon an assessment of the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible or can be utilized, the Company provided valuation allowances of $13,202 and $11,113 as of December 31, 2012and 2013, respectively.

The Company determines deferred taxes for each tax-paying entity in each tax jurisdiction. It is more likely than not that the excess of the tax base of the land use rights and licences over the carrying value, certain accruals as well as tax loss carried forward by Sinovac Beijing will be realized in the future and the tax benefits on this temporary difference of $2,719 (2012 - $446) has been recorded.

The Company evaluates its valuation allowance requirements at each reporting period by reviewing all available evidence, both positive and negative, and considering whether, based on the weight of that evidence, a valuation allowance is needed. When circumstances change causes a change in management’s judgement about the realizability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in income from operations. The future realization of the tax benefit of an existing deductible temporary difference ultimately depends on the existence of sufficient taxable income of the appropriate character within the carry forward period available under applicable tax law.

The valuation allowance relating to losses carried forward of Tangshan Yian, Sinovac R&D and Sinovac Dalian are still required as realization of this element of the potential tax benefit is still uncertain. The potential tax benefits arising from the losses incurred by Tangshan Yian, Sinovac R&D and Sinovac Dalian have not been recorded in the consolidated financial statements.

The tax losses of its PRC subsidiaries in the amount of $43,483 (RMB 263 million) can be carried forward for five consecutive years against its profits starting from 2014 and will expire ranging from 2015 to 2018.

As none of the Company’s foreign subsidiaries had retained earnings at 31 December 2013, no provision for withholding income taxes has been made thereon. Upon repatriation of any earnings in the future, in the form of dividends or otherwise, the Company would be subject to PRC withholding income taxes. Determination of the amount of unrecognized deferred income tax liability is not practicable.

The changes in unrecognized tax benefit are as follows:

	For the year ended December 31,
	2012	2013
Balance at January 1	198	345
Additions based on tax positions related to the current year	147	25
Balance at December 31	$345	$370

The Company recognizes interest and penalties related to unrecognized tax benefits as part of its income tax expenses. The Company recorded interest and penalties of $nil for the years ended December 31, 2011, 2012 and 2013. The PRC tax law provides 3-5 years statute of limitation and the Company’s income tax returns are subject to examination by tax authorities during that period.

As of December 31, 2011, 2012 and 2013, the Company had approximately $198, $345 and $370 of unrecognized tax benefits related to uncertain tax positions. All of the unrecognized tax benefits would affect the effective tax rate if recognised. The Company does not anticipate any material changes to its uncertain tax positions in the next 12 months.